                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
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             (Exact name of registrant as specified in its charter)



                                November 22, 1999
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                Date of Report (Date of earliest event reported)



Delaware                            333-64671                13-3770955
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)



       1201 North Market Street, Suite 1406, Wilmington, Delaware    19801
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               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
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              (Registrant's telephone number, including area code)

Item 5.  Other Events

            The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998-A pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended October 31, 1999 is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

            (c)    Exhibits

                   Exhibit No.              Description

                   20                       Statement to Notesholders and
                                            Certificateholders for the
                                            October 1999 Collection Period

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Vehicle Owner Trust 1998-A
                                            (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  November 29, 1999      By:  /s/ David A. Klanica
                                   ---------------------------------------
                                   Name:   David A. Klanica
                                   Title:  Director of Accounting Services

                                INDEX TO EXHIBITS

Exhibit No.              Description

    20 Statement to Noteholders and Certificateholders for the October 1999 Collection Period